Exhibit 99.3

Tennant Company and Subsidiaries
Unaudited Pro Forma Combined Condensed Financial Information

On April 6, 2017, we completed the acquisition of IP Cleaning, S.p.A. ("IPC"), and its subsidiaries (the "Acquisition"), for an enterprise value of €330,000. We acquired IPC through a Share Purchase Agreement with Ambienta SGR S.p.A, or Ambienta. IPC will operate as our indirect wholly owned subsidiary. In connection with the Acquisition, we entered into the Senior Secured Credit Facilities in order to finance the Acquisition, refinance our existing capital structure and other general corporate and working capital purposes.
The unaudited pro forma combined condensed income statements have been prepared to illustrate the effect of the Acquisition, including the related financing. The unaudited pro forma combined condensed income statements combine the historical income statements of Tennant and IPC, giving effect to the Acquisition as if it had occurred on January 1, 2016. The historical financial information has been adjusted to give effect to matters that are (1) directly attributable to the Acquisition, (2) factually supportable, and (3) with respect to the statements of income, expected to have a continuing impact on the operating results of the combined company. The unaudited pro forma combined condensed income statements should be read in conjunction with the accompanying notes and:

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The audited historical financial statements of Tennant, as of and for the year ended December 31, 2016, included in Tennant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2017;

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The audited historical financial statements of IPC, as of and for the year ended December 31, 2016 included as exhibits to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2017;

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The unaudited historical financial statements of Tennant, as of and for the nine months ended September 30, 2017, included in Tennant's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2017.

The unaudited pro forma combined condensed Income Statements have been prepared using the acquisition method of accounting. The unaudited pro forma combined condensed income statements will differ from our final acquisition accounting for a number of reasons, including the fact that our estimates of fair value are preliminary and subject to change when our formal valuation and other studies are finalized. The differences that will occur between the preliminary estimates and the final acquisition accounting could have a material impact on the accompanying Unaudited Pro Forma Combined Condensed Income Statements.
The audited historical financial statements of IPC are prepared in accordance with the International Financial Reporting Standards (IFRS) as approved by the European Union, and are denominated in Euros. For purposes of these pro forma combined condensed income statements, the income statement has been translated to U.S. dollars using the average foreign exchange rate during 2016 of $1.108 and $1.065 during the three months ended March 31, 2017. The unaudited pro forma combined condensed income statements include the significant adjustments necessary to reflect conversion of IFRS to U.S. Generally Accepted Accounting Principles (U.S. GAAP) basis of presentation.
The unaudited pro forma combined condensed income statements are presented for informational purposes only. They have been prepared in accordance with the regulations of the Securities and Exchange Commission and are not necessarily indicative of what our financial position or results of operations actually would have been had we completed the acquisition at the dates indicated, nor does it purport to project the future operating results of the combined company. It also does not reflect any cost savings, operating synergies or revenue enhancements that we may achieve with respect to the combined company nor the costs necessary to achieve those cost savings, operating synergies or revenue enhancements, or integrate the operations of Tennant and IPC.

Tennant Company and Subsidiaries
Unaudited Pro Forma Combined Condensed Income Statement
(in thousands except shares and per share amounts)

	For the Year Ended December 31, 2016
	Tennant Company	IPC Group IFRS	US GAAP Adjustments	Note	Reclassification Adjustments	Note	IPC Group US GAAP	Pro Forma Adjustments	Note	Tennant Company Combined Pro Forma
Net Sales	$808,572	$206,277	—		$(1,139)	(3)	$205,138	—		$1,013,710
Cost of Sales	456,977	129,666	—		(757)	(3)	128,909	2,010	(1)	587,896
Gross Profit	351,595	76,611	—		(382)		76,229	(2,010)		425,814
Operating Expenses
Research and Development	34,738	659	2,888	(2)	—		3,547	—		38,285
Selling and Administrative	248,210	57,296	(2,661)	(2)	860	(3)	55,495	20,112	(7),(4)	323,817
Loss on Sale of Business	149	—	—		—		—	—		149
Total Operating Expense	283,097	57,955	227		860		59,042	20,112		362,251
Profit from Operations	68,498	18,656	(227)		(1,242)		17,187	(22,122)		63,563
Other Income (Expense):
Interest Income	330	58	—		—		58	—		388
Interest Expense	(1,279)	(3,141)	—		—		(3,141)	(14,684)	(8)	(19,104)
Net Foreign Currency Transaction (Losses) Gains	(392)	421	—		—		421	—		29
Other Expense, Net	(666)	(2,241)	—		1,242	(3)	(999)	—		(1,665)
Total Other Expense, Net	(2,007)	(4,903)	—		1,242		(3,661)	(14,684)		(20,352)
Profit before Income Taxes	66,491	13,753	(227)		—		13,526	(36,806)		43,211
Income Tax Expense	19,877	4,281	(63)	(5)	—		4,218	(11,649)	(5)	12,446
Net Earnings	46,614	9,472	(164)		—		9,308	(25,157)		30,765
Net Earnings attributable to Noncontrolling Interests	—	546	—		—		546	(383)	(6)	163
Net Earnings attributable to Tennant Company common shareholders	$46,614	$8,926	$(164)		$—		$8,762	$(24,774)		$30,602

Net Earnings Per Share
Basic	$2.66									$1.75
Diluted	$2.59									$1.70

Weighted Average Shares Outstanding
Basic	17,523,267									17,523,267
Diluted	17,976,183									17,976,183
See the accompanying notes to the unaudited pro forma combined condensed income statement for the year ended December 31, 2016.

Tennant Company and Subsidiaries
Notes to the Unaudited Pro Forma Combined Condensed Income Statement for the Year Ended December 31, 2016
(in thousands, except per share amounts)

Note 1 – Cost of Sales Adjustments
Depreciation expense of $2,010 is included to reflect the adjustment of historical property, plant and equipment to a preliminary fair value.
Note 2 – U.S. GAAP Adjustments
Pro forma income statement adjustments reflect expensing of $2,888 of development costs capitalized in FY2016, and elimination of $2,661 of annual amortization expense from the pro forma income statement.
Note 3 – Reclassification Adjustments
Pro forma income statement also reflects adjustments to align classification of certain IPC income statement line items to Tennant's presentation methods.
Note 4 – Non-Recurring Costs in Historical Financial Statements of IPC
IPC's Selling and Administrative Expense includes non-recurring costs of $4,847 arising from prior acquisitions and corporate restructuring.
Note 5 – Tax Adjustments
For purposes of this Unaudited Pro Forma Combined Condensed Income Statement, a blended statutory rate of 37.3% has been used for adjustments reported by Tennant Company and a 27.9% statutory rate for adjustments reported by IPC Group for all periods and dates presented. These rates are estimates and do not take into account any possible future tax events that may occur for the combined company.
Note 6 – Noncontrolling Interest Adjustments
Adjustment reflects the required buy out of selected noncontrolling interests prior to transaction close date.
Note 7 – Selling and Administrative Adjustments
Amortization expense related to intangible assets acquired is based on estimated fair value amortized over the respective useful lives. Pro forma income statement adjustments reflect pro forma intangible amortization expense of $18,692, other costs of $491 and incremental depreciation expense of $929.
Note 8 – Interest Expense Adjustments
Adjustment reflects incremental interest expense of $12,961 assuming $420,000 of debt financing at a weighted average interest rate of 4.14% and amortization of debt issuance costs of $1,723.

Tennant Company and Subsidiaries
Unaudited Pro Forma Combined Condensed Income Statement
(in thousands except shares and per share amounts)

	For the Nine Months Ended September 30, 2017
	Tennant Company	IPC Group IFRS	US GAAP Adjustments	Note	IPC Group US GAAP	Pro Forma Adjustments	Note	Tennant Company Combined Pro Forma
Net Sales	$723,771	$54,061	—		$54,061	—		$777,832
Cost of Sales	434,877	33,294	—		33,294	(7,962)	(1)	460,209
Gross Profit	288,894	20,767	—		20,767	7,962		317,623
Operating Expenses
Research and Development	24,239	910	493	(2)	1,403	—		25,642
Selling and Administrative	247,067	14,075	(916)	(2)	13,159	(3,529)	(5)	256,697
Total Operating Expense	271,306	14,985	(423)		14,562	(3,529)		282,339
Profit from Operations	17,588	5,782	423		6,205	11,491		35,284
Other Income (Expense):
Interest Income	1,575	5	—		5	—		1,580
Interest Expense	(18,720)	(975)	—		(975)	2,845	(6)	(16,850)
Net Foreign Currency Transaction (Losses) Gains	(2,375)	(43)	—		(43)	1,178	(7)	(1,240)
Other (Expense) Income, Net	(700)	50	—		50	—		(650)
Total Other Expense, Net	(20,220)	(963)	—		(963)	4,023		(17,160)
(Loss) Profit before Income Taxes	(2,632)	4,819	423		5,242	15,514		18,124
Income Tax Expense	385	1,286	118	(3)	1,404	2,622	(3)	4,411
Net (Loss) Earnings	(3,017)	3,533	305		3,838	12,892		13,713
Net (Loss) Earnings attributable to Noncontrolling Interests	(28)	114	—		114	(102)	(4)	(16)
Net (Loss) Earnings attributable to Tennant Company common shareholders	$(2,989)	$3,419	$305		$3,724	$12,994		$13,729

Net (Loss) Earnings Per Share
Basic	$(0.17)							$0.78
Diluted	$(0.17)							$0.78

Weighted Average Shares Outstanding
Basic	17,673,656							17,673,656
Diluted	17,673,656							17,673,656
See the accompanying notes to the unaudited pro forma combined condensed income statement for the nine months ended September 30, 2017.
The IPC Group column represents the consolidated results of IPC Group for the three months ended March 31, 2017, which are not included in the historical 2017 consolidated financial statements of Tennant Company at September 30, 2017.

Tennant Company and Subsidiaries
Notes to the Unaudited Pro Forma Combined Condensed Income Statement for the Nine Months Ended September 30, 2017
(in thousands, except per share amounts)

Note 1 – Cost of Sales Adjustments
Inventory step-up expense of $8,445 is excluded from the pro forma income statement as it does not have a continuing impact. Depreciation expense of $483 is included for the first three months of 2017 to reflect the adjustment of historical property, plant and equipment to a preliminary fair value.
Note 2 – U.S. GAAP Adjustments
Certain adjustments have been recorded to convert first quarter 2017 IPC historical financial statements from IFRS to U.S. GAAP. The pro forma income statement adjustments reflect expensing of $493 of development costs capitalized in Q1 2017, and the elimination of $916 of amortization.
Note 3 – Tax Adjustments
For purposes of this unaudited pro forma combined condensed income statement, a blended statutory rate of 37.3% has been used for adjustments reported by Tennant Company and a 27.9% statutory rate for adjustments reported by IPC Group for all periods and dates presented. These rates are estimates and do not take into account any possible future tax events that may occur for the combined company.
Note 4 – Noncontrolling Interest Adjustments
Adjustment reflects the required buy out of selected noncontrolling interests prior to the transaction close date.
Note 5 – Selling and Administrative Adjustments
Adjustment reflect amortization of intangible assets of $4,568, depreciation expense of $223 and amortization of other costs of $123. Non-recurring acquisition costs of $8,443 were removed from the pro forma income statement.
Note 6 – Interest Expense Adjustments
Adjustment reflects incremental interest expense in the first quarter of 2017 of $2,923 assuming the same interest rates as Q2 2017 and amortization of debt issuance costs of $432. Debt issuance cost write-offs of $6,200 was removed as this represented a non-recurring expense related to the refinancing of previous debt facilities.
Note 7 – Foreign Currency Adjustments
Adjustment reflects the removal of a non-recurring foreign exchange loss related to a foreign currency hedge for the purchase of IPC.